Exhibit 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark W. Schwartz, certify that:

1. I have reviewed this Amended Annual Report on Form 10-K/A of Galena Biopharma, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated: April 29, 2016

/s/ Mark W. Schwartz
Mark W. Schwartz
President and Chief Executive Officer